Page 169
75
Special Meeting of Shareholders
Proxy Voting Results
December 28, 2001
A Special Meeting of Shareholders of the North American Funds Variable
Product
Series II ("NAF II") was held on December 28, 2001. Shareholder voted on proposals to approve the following:
1. All Funds: To approve the Investment Advisory Agreement between The Variable Annuity Life Insurance Company ("VALIC") and NAFV II with respect to each series of NAFV II;
2. North American-AG Core Bond Fund, North American-AG High Yield Bond Fund and North American-AG Strategic Bond Fund: To approve the Investment Sub-
Advisory Agreement between VALIC and American General Investment Management, L.P. as sub-adviser;
3. North American-AG 2 Money Market Fund: To approve the Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp. as sub-adviser;
4. North American-AG Aggressive Growth Lifestyle Fund, North American-AG Conservative Growth Lifestyle Fund, North American-AG Core Bond Fund, North
American-AG High Yield Bond Fund, North American-AG Moderate Growth Lifestyle Fund, North American-AG Socially Responsible Fund and North American-AG Strategic Bond Fund: To approve the Investment Sub-Advisory Agreement between VALIC and AIG Global Investment Corp. as sub-adviser;
5. All Funds: To approve amended fundamental investment restrictions generally to: (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and
(b)
to standardize the language of those restrictions that are still required to be fundamental;
6. All Funds: To elect the following as Trustees: Robert P. Condon, Dr.
Judith
L. Craven, William F. Devin, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr., Dr. Norman Hackerman, Peter A. Harbeck, Dr. John Wm. Lancaster, Kenneth J. Lavery, Ben H. Love, Dr. John E. Maupin, Jr. and Dr.
F. Robert Paulsen; and
The results of the proposals voted on by shareholders of the Funds were as follows:
Variable Product Series II: International Growth II Fund
1. To approve the Investment Advisory Agreement between VALIC and NAFV II with respect to the Funds.

Affirmative.............................. 1,418,743.001
Against.................................. .000
Abstain.................................. .000
Total Shares Voted....................... 1,418,743.001

5. To approve amended fundamental investment restrictions generally to:
(a)
delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and (b) to standardize the language of those restrictions that are still required to be fundamental.
5.1 Borrowing

Affirmative.............................. 1,404,486.641
Against.................................. 14,256.360
Abstain.................................. .000
Total Shares Voted....................... 1,418,743.001

5.2 Commodities

Affirmative.............................. 1,404,486.641
Against.................................. 14,256.360
Abstain.................................. .000
Total Shares Voted....................... 1,418,743.001

5.3 Concentration

Affirmative.............................. 1,404,486.641
Against.................................. .000

Page 170
Abstain.................................. 14,256.360
Total Shares Voted....................... 1,418,743.001

5.4 Diversification

Affirmative.............................. 1,418,743.001
Against.................................. .000
Abstain.................................. .000
Total Shares Voted....................... 1,418,743.001

5.5 Issuance of Senior Securities

Affirmative.............................. 1,404,486.641
Against.................................. 14,256.360
Abstain.................................. .000
Total Shares Voted....................... 1,418,743.001

5.6 Loans

Affirmative.............................. 1,404,486.641
Against.................................. 14,256.360
Abstain.................................. .000
Total Shares Voted....................... 1,418,743.001

5.7 Real Estate

Affirmative.............................. 1,404,486.641
Against.................................. 14,256.360
Abstain.................................. .000
Total Shares Voted....................... 1,418,743.001

Underwriting

Affirmative.............................. 1,404,486.641
Against.................................. 14,256.360
Abstain.................................. .000
Total Shares Voted....................... 1,418,743.001

6. To elect the following as Trustees:
Robert P. Condon

Affirmative.......................... 1,418,743.001
Withhold............................. .000
Total Shares Voted................... 1,418,743.001

Dr. Judith L. Craven

Affirmative.......................... 1,418,743.001
Withhold............................. .000
Total Shares Voted................... 1,418,743.001

William F. Devin

Affirmative.......................... 1,418,743.001
Withhold............................. .000
Total Shares Voted................... 1,418,743.001

Dr. Timothy J. Ebner

Affirmative.......................... 1,418,743.001
Withhold............................. .000
Total Shares Voted................... 1,418,743.001

------------------------------------------------------------------------
--------
76
Judge Gustavo E. Gonzales, Jr.

Affirmative.......................... 1,418,743.001
Withhold............................. .000
Total Shares Voted................... 1,418,743.001

Dr. Norman Hackerman

Affirmative.......................... 1,418,743.001
Withhold............................. .000
Total Shares Voted................... 1,418,743.001

Peter A. Harbeck

Affirmative.......................... 1,418,743.001
Withhold............................. .000
Total Shares Voted................... 1,418,743.001

Dr. John Wm. Lancaster

Affirmative.......................... 1,418,743.001
Withhold............................. .000
Total Shares Voted................... 1,418,743.001

Kenneth J. Lavery

Affirmative.......................... 1,418,743.001
Withhold............................. .000
Total Shares Voted................... 1,418,743.001

Ben H. Love

Affirmative.......................... 1,418,743.001
Withhold............................. .000
Total Shares Voted................... 1,418,743.001

Dr. John E. Maupin, Jr.

Affirmative.......................... 1,418,743.001
Withhold............................. .000
Total Shares Voted................... 1,418,743.001

Dr. F. Robert Paulsen

Affirmative.......................... 1,418,743.001
Withhold............................. .000
Total Shares Voted................... 1,418,743.001

Variable Product Series II: Capital Appreciation Fund
1. To approve the Investment Advisory Agreement between VALIC and NAFV II with respect to the Funds.

Affirmative.............................. 1,811,682.910
Against.................................. .000
Abstain.................................. 442,585.623
Total shares voted....................... 2,254,268.533

5. To approve amended fundamental investment restrictions generally to:
(a)
delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and (b) to standardize the language of those restrictions that are still required to be fundamental.

Page 172
5.1 Borrowing

Affirmative.............................. 1,855,645.843
Against.................................. .000
Abstain.................................. 398,622.690
Total shares voted....................... 2,254,268.533

5.2 Commodities

Affirmative.............................. 1,855,645.843
Against.................................. .000
Abstain.................................. 398,622.690
Total shares voted....................... 2,254,268.533

5.3 Concentration

Affirmative.............................. 1,855,645.843
Against.................................. .000
Abstain.................................. 398,622.690
Total shares voted....................... 2,254,268.533

5.4 Diversification

Affirmative.............................. 1,855,645.843
Against.................................. .000
Abstain.................................. 398,622.690
Total shares voted....................... 2,254,268.533

5.5 Issuance of Senior Securities

Affirmative.............................. 1,855,645.843
Against.................................. .000
Abstain.................................. 398,622.690
Total shares voted....................... 2,254,268.533

5.6 Loans

Affirmative.............................. 1,855,645.843
Against.................................. .000
Abstain.................................. 398,622.690
Total shares voted....................... 2,254,268.533

5.7 Real Estate

Affirmative.............................. 1,855,645.843
Against.................................. .000
Abstain.................................. 398,622.690
Total shares voted....................... 2,254,268.533

Underwriting

Affirmative.............................. 1,855,645.843
Against.................................. .000
Abstain.................................. 398,622.690
Total shares voted....................... 2,254,268.533

6. To elect the following as Trustees:
Robert P. Condon

Affirmative.......................... 1,855,645.843
Withhold............................. 398,622.690
Total shares voted................... 2,254,268.533

Dr. Judith L. Craven

Page 173
Affirmative.......................... 1,855,645.843
Withhold............................. 398,622.690
Total shares voted................... 2,254,268.533

William F. Devin

Affirmative.......................... 1,855,645.843
Withhold............................. 398,622.690
Total shares voted................... 2,254,268.533

------------------------------------------------------------------------
--------
77
Dr. Timothy J. Ebner

Affirmative.......................... 1,855,645.843
Withhold............................. 398,622.690
Total shares voted................... 2,254,268.533

Judge Gustavo E. Gonzales, Jr.

Affirmative.......................... 1,855,645.843
Withhold............................. 398,622.690
Total shares voted................... 2,254,268.533

Dr. Norman Hackerman

Affirmative.......................... 1,855,645.843
Withhold............................. 398,622.690
Total shares voted................... 2,254,268.533

Peter A. Harbeck

Affirmative.......................... 1,855,645.843
Withhold............................. 398,622.690
Total shares voted................... 2,254,268.533

Dr. John Wm. Lancaster

Affirmative.......................... 1,855,645.843
Withhold............................. 398,622.690
Total shares voted................... 2,254,268.533

Kenneth J. Lavery

Affirmative.......................... 1,855,645.843
Withhold............................. 398,622.690
Total shares voted................... 2,254,268.533

Ben H. Love

Affirmative.......................... 1,855,645.843
Withhold............................. 398,622.690
Total shares voted................... 2,254,268.533

Dr. John E. Maupin, Jr.

Affirmative.......................... 1,855,645.843
Withhold............................. 398,622.690
Total shares voted................... 2,254,268.533

Dr. F. Robert Paulsen

Affirmative.......................... 1,855,645.843
Withhold............................. 398,622.690
Total shares voted................... 2,254,268.533

Variable Product Series II: Mid Cap Growth Fund
1. To approve the Investment Advisory Agreement between VALIC and NAFV II with respect to the Funds.

Affirmative.............................. 3,165,472.990
Against.................................. .000
Abstain.................................. 122,452.386
Page 175
Total shares voted....................... 3,287,925.376

5. To approve amended fundamental investment restrictions generally to:
(a)
delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and (b) to standardize the language of those restrictions that are still required to be fundamental.
5.1 Borrowing

Affirmative.............................. 3,163,567.117
Against.................................. 1,905.873
Abstain.................................. 122,452.386
Total shares voted....................... 3,287,925.376

5.2 Commodities

Affirmative.............................. 3,163,567.117
Against.................................. 1,905.873
Abstain.................................. 122,452.386
Total shares voted....................... 3,287,925.376

5.3 Concentration

Affirmative.............................. 3,163,567.117
Against.................................. 1,905.873
Abstain.................................. 122,452.386
Total shares voted....................... 3,287,925.376

5.4 Diversification

Affirmative.............................. 3,163,567.117
Against.................................. 1,905.873
Abstain.................................. 122,452.
Total shares voted....................... 3,287,925.376

5.5 Issuance of Senior Securities

Affirmative.............................. 3,163,567.117
Against.................................. 1,905.873
Abstain.................................. 122,452.386
Total shares voted....................... 3,287,925.376

5.6 Loans

Affirmative.............................. 3,163,567.117
Against.................................. 1,905.873
Abstain.................................. 122,452.386
Total shares voted....................... 3,287,925.376

5.7 Real Estate

Affirmative.............................. 3,163,530.465
Against.................................. 21,770.942
Abstain.................................. 102,623.969
Total shares voted....................... 3,287,925.376

Underwriting

Affirmative.............................. 3,163,530.465
Against.................................. 21,770.942
Abstain.................................. 102,623.969
Total shares voted....................... 3,287,925.376

6. To elect the following as Trustees:
Robert P. Condon

Page 176
Affirmative.......................... 3,287,925.376
Withhold............................. .000
Total shares voted................... 3,287,925.376

Dr. Judith L. Craven

Affirmative.......................... 3,287,925.376
Withhold............................. .000
Total shares voted................... 3,287,925.376

78
William F. Devin

Affirmative.......................... 3,287,925.376
Withhold............................. .000
Total shares voted................... 3,287,925.376

Dr. Timothy J. Ebner

Affirmative.......................... 3,287,925.376
Withhold............................. .000
Total shares voted................... 3,287,925.376

Judge Gustavo E. Gonzales, Jr.

Affirmative.......................... 3,287,925.376
Withhold............................. .000
Total shares voted................... 3,287,925.376

Dr. Norman Hackerman

Affirmative.......................... 3,287,925.376
Withhold............................. .000
Total shares voted................... 3,287,925.376

Peter A. Harbeck

Affirmative.......................... 3,287,925.376
Withhold............................. .000
Total shares voted................... 3,287,925.376

Dr. John Wm. Lancaster

Affirmative.......................... 3,287,925.376
Withhold............................. .000
Total shares voted................... 3,287,925.376

Kenneth J. Lavery

Affirmative.......................... 3,287,925.376
Withhold............................. .000
Total shares voted................... 3,287,925.376

Ben H. Love

Affirmative.......................... 3,287,925.376
Withhold............................. .000
Total shares voted................... 3,287,925.376

Dr. John E. Maupin, Jr.

Affirmative.......................... 3,287,925.376
Withhold............................. .000
Total shares voted................... 3,287,925.376

Dr. F. Robert Paulsen

Affirmative.......................... 3,287,925.376
Withhold............................. .000
Total shares voted................... 3,287,925.376

Page 178
1. To approve the Investment Advisory Agreement between VALIC and NAFV II with respect to the Funds.

Affirmative.............................. 2,058,631.541
Against.................................. .000
Abstain.................................. 44,802.541
Total shares voted....................... 2,103,434.082

5. To approve amended fundamental investment restrictions generally to:
(a)
delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and (b) to standardize the language of those restrictions that are still required to be fundamental.
5.1 Borrowing

Affirmative.............................. 1,842,696.866
Against.................................. 202,561.795
Abstain.................................. 58,175.421
Total Shares Voted....................... 2,103,434.082

5.2 Commodities

Affirmative.............................. 1,906,936.470
Against.................................. 44,825.169
Abstain.................................. 151,672.443
Total Shares Voted....................... 2,103,434.082

5.3 Concentration

Affirmative.............................. 1,933,388.072
Against.................................. 101,914.468
Abstain.................................. 68,131.542
Total Shares Voted....................... 2,103,434.082

5.4 Diversification

Affirmative.............................. 2,045,281.289
Against.................................. 452.550
Abstain.................................. 57,700.243
Total Shares Voted....................... 2,103,434.082

5.5 Issuance of Senior Securities

Affirmative.............................. 2,000,433.492
Against.................................. 44,825.169
Abstain.................................. 58,175.421
Total Shares Voted....................... 2,103,434.082

5.6 Loans

Affirmative.............................. 2,026,862.466
Against.................................. 18,396.195
Abstain.................................. 58,175.421
Total Shares Voted....................... 2,103,434.082

5.7 Real Estate

Affirmative.............................. 1,933,365.444
Against.................................. 18,396.195
Abstain.................................. 151,672.443
Total Shares Voted....................... 2,103,434.082

Underwriting

Affirmative.............................. 1,914,901.367
Against.................................. 130,357.294
Page 179
Abstain.................................. 58,175.421
Total Shares Voted....................... 2,103,434.082

6. To elect the following as Trustees:
Robert P. Condon

Affirmative.......................... 2,039,239.733
Withhold............................. 64,194.349
Total Shares Voted................... 2,103,434.082

79
Dr. Judith L. Craven

Affirmative.......................... 2,039,239.733
Withhold............................. 64,194.349
Total Shares Voted................... 2,103,434.082

William F. Devin

Affirmative.......................... 2,039,239.733
Withhold............................. 64,194.349
Total Shares Voted................... 2,103,434.082

Dr. Timothy J. Ebner

Affirmative.......................... 2,039,239.733
Withhold............................. 64,194.349
Total Shares Voted................... 2,103,434.082

Judge Gustavo E. Gonzales, Jr.

Affirmative.......................... 2,039,239.733
Withhold............................. 64,194.349
Total Shares Voted................... 2,103,434.082

Dr. Norman Hackerman

Affirmative.......................... 2,039,239.733
Withhold............................. 64,194.349
Total Shares Voted................... 2,103,434.082

Peter A. Harbeck

Affirmative.......................... 2,039,239.733
Withhold............................. 64,194.349
Total Shares Voted................... 2,103,434.082

Dr. John Wm. Lancaster

Affirmative.......................... 2,039,239.733
Withhold............................. 64,194.349
Total Shares Voted................... 2,103,434.082

Kenneth J. Lavery

Affirmative.......................... 2,039,239.733
Withhold............................. 64,194.349
Total Shares Voted................... 2,103,434.082

Ben H. Love

Affirmative.......................... 2,039,239.733
Withhold............................. 64,194.349
Total Shares Voted................... 2,103,434.082

Dr. John E. Maupin, Jr.

Affirmative.......................... 2,039,239.733
Withhold............................. 64,194.349
Total Shares Voted................... 2,103,434.082

Dr. F. Robert Paulsen

Page 181
Affirmative.......................... 2,039,239.733
Withhold............................. 64,194.349
Total Shares Voted................... 2,103,434.082

Variable Product Series II: Large Cap Value Fund
1. To approve the Investment Advisory Agreement between VALIC and NAFV II with respect to the Funds.

Affirmative................................ 776,385.336
Against.................................... .000
Abstain.................................... 127,745.152
Total Shares Voted......................... 904,130.488

5. To approve amended fundamental investment restrictions generally to:
(a)
delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and (b) to standardize the language of those restrictions that are still required to be fundamental.
5.1 Borrowing

Affirmative................................ 771,449.085
Against.................................... 4,936.251
Abstain.................................... 127,745.152
Total Shares Voted......................... 904,130.488

5.2 Commodities

Affirmative................................ 771,449.085
Against.................................... 4,936.251
Abstain.................................... 127,745.152
Total Shares Voted......................... 904,130.488

5.3 Concentration

Affirmative................................ 771,428.124
Against.................................... .000
Abstain.................................... 132,702.364
Total Shares Voted......................... 904,130.488

5.4 Diversification

Affirmative................................ 776,385.336
Against.................................... .000
Abstain.................................... 127,745.152
Total Shares Voted......................... 904,130.488

5.5 Issuance of Senior Securities

Affirmative................................ 771,449.085
Against.................................... 4,936.251
Abstain.................................... 127,745.152
Total Shares Voted......................... 904,130.488

5.6 Loans

Affirmative................................ 771,449.085
Against.................................... 4,936.251
Abstain.................................... 127,745.152
Total Shares Voted......................... 904,130.488

5.7 Real Estate

Affirmative................................ 771,449.085
Against.................................... 4,936.251
Abstain.................................... 127,745.152
Page 182
Total Shares Voted......................... 904,130.488

Page 183
80
Underwriting

Affirmative................................ 771,449.085
Against.................................... 4,936.251
Abstain.................................... 127,745.152
Total Shares Voted......................... 904,130.488

6. To elect the following as Trustees:
Robert P. Condon

Affirmative............................ 776,385.336
Withhold............................... 127,745.152
Total Shares Voted..................... 904,130.488

Dr. Judith L. Craven

Affirmative............................ 776,385.336
Withhold............................... 127,745.152
Total Shares Voted..................... 904,130.488

William F. Devin

Affirmative............................ 776,385.336
Withhold............................... 127,745.152
Total Shares Voted..................... 904,130.488

Dr. Timothy J. Ebner

Affirmative............................ 776,385.336
Withhold............................... 127,745.152
Total Shares Voted..................... 904,130.488

Judge Gustavo E. Gonzales, Jr.

Affirmative............................ 776,385.336
Withhold............................... 127,745.152
Total Shares Voted..................... 904,130.488

Dr. Norman Hackerman

Affirmative............................ 776,385.336
Withhold............................... 127,745.152
Total Shares Voted..................... 904,130.488

Peter A. Harbeck

Affirmative............................ 776,385.336
Withhold............................... 127,745.152
Total Shares Voted..................... 904,130.488

Dr. John Wm. Lancaster

Affirmative............................ 776,385.336
Withhold............................... 127,745.152
Total Shares Voted..................... 904,130.488

Kenneth J. Lavery

Affirmative............................ 776,385.336
Withhold............................... 127,745.152
Total Shares Voted..................... 904,130.488

Ben H. Love
Page 184

Affirmative............................ 776,385.336
Withhold............................... 127,745.152
Total Shares Voted..................... 904,130.488

Dr. John E. Maupin, Jr.

Affirmative............................ 776,385.336
Withhold............................... 127,745.152
Total Shares Voted..................... 904,130.488

Dr. F. Robert Paulsen

Affirmative............................ 776,385.336
Withhold............................... 127,745.152
Total Shares Voted..................... 904,130.488

Variable Product Series II: Mid Cap Value Fund
1. To approve the Investment Advisory Agreement between VALIC and NAFV II with respect to the Funds.

Affirmative.............................. 3,594,695.
Against.................................. .000
Abstain.................................. 609,457.468
Total Shares Voted....................... 4,204,153.017

5. To approve amended fundamental investment restrictions generally to:
(a)
delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and (b) to standardize the language of those restrictions that are still required to be fundamental.
5.1Borrowing

Affirmative.............................. 3,539,613.388
Against.................................. 49,798.389
Abstain.................................. 614,741.240
Total Shares Voted....................... 4,204,153.017

5.2 Commodities

Affirmative.............................. 3,546,861.041
Against.................................. 34,648.456
Abstain.................................. 622,643.520
Total Shares Voted....................... 4,204,153.017

5.3 Concentration

Affirmative.............................. 3,547,328.632
Against.................................. 32,076.708
Abstain.................................. 624,747.677
Total Shares Voted....................... 4,204,153.017

5.4 Diversification

Affirmative.............................. 3,534,095.819
Against.................................. 7,434.689
Abstain.................................. 662,622.509
Total Shares Voted....................... 4,204,153.017

5.5 Issuance of Senior Securities

Affirmative.............................. 3,531,991.663
Against.................................. 25,577.200
Abstain.................................. 646,584.154
Page 185

Total Shares Voted....................... 4,204,153.017

5.6 Loans

Affirmative.............................. 3,529,747.228
Against.................................. 35,209.565
Abstain.................................. 639,196.224
Total Shares Voted....................... 4,204,153.017

------------------------------------------------------------------------
-------Page 186

81
5.7 Real Estate

Affirmative.............................. 3,522,826.889
Against.................................. 26,138.309
Abstain.................................. 655,187.819
Total Shares Voted....................... 4,204,153.017

Underwriting

Affirmative.............................. 3,523,575.034
Against.................................. 25,717.477
Abstain.................................. 654,860.506
Total Shares Voted....................... 4,204,153.017

6. To elect the following as Trustees:
Robert P. Condon

Affirmative.......................... 3,641,361.082
Withhold............................. 562,791.935
Total Shares Voted................... 4,204,153.017

Dr. Judith L. Craven

Affirmative.......................... 3,641,361.082
Withhold............................. 562,791.935
Total Shares Voted................... 4,204,153.017

William F. Devin

Affirmative.......................... 3,641,361.082
Withhold............................. 562,791.935
Total Shares Voted................... 4,204,153.017

Dr. Timothy J. Ebner

Affirmative.......................... 3,641,361.082
Withhold............................. 562,791.935
Total Shares Voted................... 4,204,153.017

Judge Gustavo E. Gonzales, Jr.

Affirmative.......................... 3,641,361.082
Withhold............................. 562,791.935
Total Shares Voted................... 4,204,153.017

Dr. Norman Hackerman

Affirmative.......................... 3,641,361.082
Withhold............................. 562,791.935
Total Shares Voted................... 4,204,153.017

Peter A. Harbeck

Affirmative.......................... 3,641,361.082
Withhold............................. 562,791.935
Total Shares Voted................... 4,204,153.017

Dr. John Wm. Lancaster

Affirmative.......................... 3,641,361.082
Withhold............................. 562,791.935
Total Shares Voted................... 4,204,153.017

Page 187
Ben H. Love

Affirmative.......................... 3,641,361.082
Withhold............................. 562,791.935
Total Shares Voted................... 4,204,153.017

Dr. John E. Maupin, Jr.

Affirmative.......................... 3,641,361.082
Withhold............................. 562,791.935
Total Shares Voted................... 4,204,153.017

Dr. F. Robert Paulsen

Affirmative.......................... 3,641,361.082
Withhold............................. 562,791.935
Total Shares Voted................... 4,204,153.017

Variable Product Series II: Small Cap Value Fund
1. To approve the Investment Advisory Agreement between VALIC and NAFV II with respect to the Funds.

Affirmative.............................. 1,910,984.987
Against.................................. 2,958.920
Abstain.................................. 7,397.302
Total Shares Voted....................... 1,921,341.209

5. To approve amended fundamental investment restrictions generally to:
(a)
delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and (b) to standardize the language of those restrictions that are still required to be fundamental.
5.1 Borrowing

Affirmative.............................. 1,765,861.292
Against.................................. 10,014.809
Abstain.................................. 145,465.108
Total Shares Voted....................... 1,921,341.209

5.2 Commodities

Affirmative.............................. 1,667,943.768
Against.................................. 6,145.451
Abstain.................................. 247,251.990
Total Shares Voted....................... 1,921,341.209

5.3 Concentration

Affirmative.............................. 1,769,730.651
Against.................................. 2,958.920
Abstain.................................. 148,651.638
Total Shares Voted....................... 1,921,341.209

5.4 Diversification

Affirmative.............................. 1,775,876.101
Against.................................. .000
Abstain.................................. 145,465.108
Total Shares Voted....................... 1,921,341.209

5.5 Issuance of Senior Securities

Affirmative.............................. 1,769,730.650
Against.................................. 6,145.451
Page 188
Abstain.................................. 145,465.108
Total Shares Voted....................... 1,921,341.209

5.6 Loans

Affirmative.............................. 1,769,730.650
Against.................................. 6,145.451
Abstain.................................. 145,465.108
Total Shares Voted....................... 1,921,341.209

Page 188

 Abstain.................................. 145,465.108
Total Shares Voted....................... 1,921,341.209

5.6 Loans

Affirmative.............................. 1,769,730.650
Against.................................. 6,145.451
Abstain.................................. 145,465.108
Total Shares Voted....................... 1,921,341.209

82
5.7 Real Estate

Affirmative.............................. 1,769,730.650
Against.................................. 6,145.451
Abstain.................................. 145,465.108
Total Shares Voted....................... 1,921,341.209

Underwriting

Affirmative.............................. 1,670,925.450
Against.................................. 3,163.769
Abstain.................................. 247,251.990
Total Shares Voted....................... 1,921,341.209

6. To elect the following as Trustees:
Robert P. Condon

Affirmative.......................... 1,918,382.289
Withhold............................. 2,958.920
Total Shares Voted................... 1,921,341.209

Dr. Judith L. Craven

Affirmative.......................... 1,921,341.209
Withhold............................. .000
Total Shares Voted................... 1,921,341.209

William F. Devin

Affirmative.......................... 1,918,382.289
Withhold............................. 2,958.920
Total Shares Voted................... 1,921,341.209

Dr. Timothy J. Ebner

Affirmative.......................... 1,918,382.289
Withhold............................. 2,958.920
Total Shares Voted................... 1,921,341.209

Judge Gustavo E. Gonzales, Jr.

Affirmative.......................... 1,921,341.209
Withhold............................. .000
Total Shares Voted................... 1,921,341.209

Dr. Norman Hackerman

Affirmative.......................... 1,918,382.289
Withhold............................. 2,958.920
Total Shares Voted................... 1,921,341.209

Peter A. Harbeck

Affirmative.......................... 1,918,382.289
Withhold............................. 2,958.920
Total Shares Voted................... 1,921,341.209

Dr. John Wm. Lancaster

Affirmative.......................... 1,918,382.289
Withhold............................. 2,958.920
Total Shares Voted................... 1,921,341.209

Page 190
Kenneth J. Lavery

Affirmative.......................... 1,918,382.289
Withhold............................. 2,958.920
Total Shares Voted................... 1,921,341.209

Ben H. Love

Affirmative.......................... 1,921,341.209
Withhold............................. .000
Total Shares Voted................... 1,921,341.209

Dr. John E. Maupin, Jr.

Affirmative.......................... 1,918,382.289
Withhold............................. 2,958.920
Total Shares Voted................... 1,921,341.209

Dr. F. Robert Paulsen

Affirmative.......................... 1,918,382.289
Withhold............................. 2,958.920
Total Shares Voted................... 1,921,341.209

VARIABLE PRODUCT SERIES II: SOCIALLY RESPONSIBLE FUND
1. To approve the Investment Advisory Agreement between VALIC and NAFV II with respect to the Funds.

Affirmative.............................. 1,083,716.925
Against.................................. .000
Abstain.................................. 3,753.295
Total Shares Voted....................... 1,087,470.220

4. To approve the Investment Sub-Advisory Agreement between VALIC and
AIG
Global Investment Corp. as sub-adviser.

Affirmative.............................. 1,083,716.925
Against.................................. .000
Abstain.................................. 3,753.295
Total Shares Voted....................... 1,087,470.220

5. To approve amended fundamental investment restrictions generally to:
(a)
delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and (b) to standardize the language of those restrictions that are still required to be fundamental.
5.1 Borrowing

Affirmative.............................. 1,083,716.925
Against.................................. .000
Abstain.................................. 3,753.295
Total Shares Voted....................... 1,087,470.220

5.2 Commodities

Affirmative.............................. 1,083,716.925
Against.................................. .000
Abstain.................................. 3,753.295
Total Shares Voted....................... 1,087,470.220

5.3 Concentration

Affirmative.............................. 1,083,716.925
Page 191
Against.................................. .000
Abstain.................................. 3,753.295
Total Shares Voted....................... 1,087,470.220

------------------------------------------------------------------------
-------Page 192
83
5.4 Diversification

Affirmative.............................. 1,083,716.925
Against.................................. .000
Abstain.................................. 3,753.295
Total Shares Voted....................... 1,087,470.220

5.5 Issuance of Senior Securities

Affirmative.............................. 1,083,716.925
Against.................................. .000
Abstain.................................. 3,753.295
Total Shares Voted....................... 1,087,470.220

5.6 Loans

Affirmative.............................. 1,083,716.925
Against.................................. .000
Abstain.................................. 3,753.295
Total Shares Voted....................... 1,087,470.220

5.7 Real Estate

Affirmative.............................. 1,083,716.925
Against.................................. .000
Abstain.................................. 3,753.295
Total Shares Voted....................... 1,087,470.220

Underwriting

Affirmative.............................. 1,083,716.925
Against.................................. .000
Abstain.................................. 3,753.295
Total Shares Voted....................... 1,087,470.220

6. To elect the following as Trustees:
Robert P. Condon

Affirmative.......................... 797,038.248
Withhold............................. 290,431.972
Total Shares Voted................... 1,087,470.220

Dr. Judith L. Craven

Affirmative.......................... 797,038.248
Withhold............................. 290,431.972
Total Shares Voted................... 1,087,470.220

William F. Devin

Affirmative.......................... 797,038.248
Withhold............................. 290,431.972
Total Shares Voted................... 1,087,470.220

Dr. Timothy J. Ebner

Affirmative.......................... 797,038.248
Withhold............................. 290,431.972
Total Shares Voted................... 1,087,470.220

Judge Gustavo E. Gonzales, Jr.

Affirmative.......................... 797,038.248
Page 193
Withhold............................. 290,431.972
Total Shares Voted................... 1,087,470.220

Dr. Norman Hackerman

Affirmative.......................... 797,038.248
Withhold............................. 290,431.972
Total Shares Voted................... 1,087,470.220

Peter A. Harbeck

Affirmative.......................... 797,038.248
Withhold............................. 290,431.972
Total Shares Voted................... 1,087,470.220

Dr. John Wm. Lancaster

Affirmative.......................... 797,038.248
Withhold............................. 290,431.972
Total Shares Voted................... 1,087,470.220

Kenneth J. Lavery

Affirmative.......................... 797,038.248
Withhold............................. 290,431.972
Total Shares Voted................... 1,087,470.220

Ben H. Love

Affirmative.......................... 797,038.248
Withhold............................. 290,431.972
Total Shares Voted................... 1,087,470.220

Dr. John E. Maupin, Jr.

Affirmative.......................... 797,038.248
Withhold............................. 290,431.972
Total Shares Voted................... 1,087,470.220

Dr. F. Robert Paulsen

Affirmative.......................... 797,038.248
Withhold............................. 290,431.972
Total Shares Voted................... 1,087,470.220

Variable Product Series II: High Yield Bond Fund
1. To approve the Investment Advisory Agreement between VALIC and NAFV II with respect to the Funds.

Affirmative.............................. 1,698,201.138
Against.................................. .000
Abstain.................................. 8,953.577
Total Shares Voted....................... 1,707,154.715

2. To approve the Investment Sub-Advisory Agreement between VALIC and
American
General Investment Management, L.P. as sub-adviser.

Affirmative.............................. 1,698,201.138
Against.................................. .000
Abstain.................................. 8,953.577
Total Shares Voted....................... 1,707,154.715

4. To approve the Investment Sub-Advisory Agreement between VALIC and
AIG
Global Investment Corp. as sub-adviser.
Page 194

Affirmative.............................. 1,697,429.587
Against.................................. 448.576
Abstain.................................. 9,276.552
Total Shares Voted....................... 1,707,154.715

Page 195
[[1]]FINEDG:[72680.TX]00084.PIP PAG: 24-APR-2002 14:24 EDG: 00-000-0000
00:00 BLK: 00-000-0000 00:00
[[1]]VALIC NAFVP R. R. Donnelley (713) 630-1000 AOG 3.8.7,p04
84
5. To approve amended fundamental investment restrictions generally to:
(a)
delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and (b) to standardize the language of those restrictions that are still required to be fundamental.
5.1 Borrowing

Affirmative.............................. 1,479,672.847
Against.................................. 209,520.885
Abstain.................................. 17,960.983
Total Shares Voted....................... 1,707,154.715

5.2 Commodities

Affirmative.............................. 1,616,506.474
Against.................................. 63,195.389
Abstain.................................. 27,452.852
Total Shares Voted....................... 1,707,154.715

5.3 Concentration

Affirmative.............................. 1,535,278.329
Against.................................. 18,571.047
Abstain.................................. 153,305.339
Total Shares Voted....................... 1,707,154.715

5.4 Diversification

Affirmative.............................. 1,672,237.558
Against.................................. 18,571.047
Abstain.................................. 16,346.110
Total Shares Voted....................... 1,707,154.715

5.5 Issuance Of Senior Securities

Affirmative.............................. 1,527,383.392
Against.................................. 28,080.858
Abstain.................................. 151,690.465
Total Shares Voted....................... 1,707,154.715

5.6 Loans

Affirmative.............................. 1,492,268.861
Against.................................. 63,195.389
Abstain.................................. 151,690.465
Total Shares Voted....................... 1,707,154.715

5.7 Real Estate

Affirmative.............................. 1,491,999.716
Against.................................. 198,539.744
Abstain.................................. 16,615.255
Total Shares Voted....................... 1,707,154.715

Underwriting

Affirmative.............................. 1,491,999.716
Against.................................. 198,539.744
Abstain.................................. 16,615.255
Total Shares Voted....................... 1,707,154.715

6. To elect the following as Trustees:
Robert P. Condon

Page 196
Affirmative.......................... 1,699,528.923
Withhold............................. 7,625.792
Total Shares Voted................... 1,707,154.715

Dr. Judith L. Craven

Affirmative.......................... 1,699,528.923
Withhold............................. 7,625.792
Total Shares Voted................... 1,707,154.715

William F. Devin

Affirmative.......................... 1,699,528.923
Withhold............................. 7,625.792
Total Shares Voted................... 1,707,154.715

Dr. Timothy J. Ebner

Affirmative.......................... 1,699,528.923
Withhold............................. 7,625.792
Total Shares Voted................... 1,707,154.715

Judge Gustavo E. Gonzales, Jr.

Affirmative.......................... 1,699,528.923
Withhold............................. 7,625.792
Total Shares Voted................... 1,707,154.715

Dr. Norman Hackerman

Affirmative.......................... 1,699,528.923
Withhold............................. 7,625.792
Total Shares Voted................... 1,707,154.715

Peter A. Harbeck

Affirmative.......................... 1,699,528.923
Withhold............................. 7,625.792
Total Shares Voted................... 1,707,154.715

Dr. John Wm. Lancaster

Affirmative.......................... 1,699,528.923
Withhold............................. 7,625.792
Total Shares Voted................... 1,707,154.715

Kenneth J. Lavery

Affirmative.......................... 1,699,528.923
Withhold............................. 7,625.792
Total Shares Voted................... 1,707,154.715

Ben H. Love

Affirmative.......................... 1,699,528.923
Withhold............................. 7,625.792
Total Shares Voted................... 1,707,154.715

Dr. John E. Maupin, Jr.

Affirmative.......................... 1,699,528.923
Withhold............................. 7,625.792
Total Shares Voted................... 1,707,154.715

Dr. F. Robert Paulsen
Page 197

Affirmative.......................... 1,699,528.923
Withhold............................. 7,625.792
Total Shares Voted................... 1,707,154.715

85
Variable Product Series II: Strategic Bond Fund
1. To Approve The Investment Advisory Agreement Between VALIC And NAFV
II With
Respect To The Funds.

Affirmative.............................. 1,421,115.790
Against.................................. 15,161.106
Abstain.................................. 28,571.547
Total Shares Voted....................... 1,464,848.443

2. To Approve The Investment Sub-Advisory Agreement Between VALIC And
American
General Investment Management, L.P. As Sub-Adviser.

Affirmative.............................. 1,270,864.464
Against.................................. 165,412.432
Abstain.................................. 28,571.547
Total Shares Voted....................... 1,464,848.443

4. To Approve The Investment Sub-Advisory Agreement Between VALIC And
AIG
Global Investment Corp. As Sub-Adviser.

Affirmative.............................. 1,262,434.074
Against.................................. 168,437.854
Abstain.................................. 33,976.515
Total Shares Voted....................... 1,464,848.443

5. To Approve Amended Fundamental Investment Restrictions Generally To:
(A)
Delete Restrictions That Are No Longer Required To Be Fundamental Due To Changes In Laws Or Which Otherwise Need Not Be Fundamental; And (B) To standardize the language of those restrictions that are still required to be fundamental.
5.1 Borrowing

Affirmative.............................. 1,370,244.498
Against.................................. 37,987.750
Abstain.................................. 56,616.195
Total Shares Voted....................... 1,464,848.443

5.2 Commodities

Affirmative.............................. 1,355,542.304
Against.................................. 52,689.944
Abstain.................................. 56,616.195
Total Shares Voted....................... 1,464,848.443

5.3 Concentration

Affirmative.............................. 1,365,723.361
Against.................................. 24,169.387
Abstain.................................. 74,955.695
Total Shares Voted....................... 1,464,848.443

5.4 Diversification

Affirmative.............................. 1,406,685.544
Against.................................. 1,546.704
Abstain.................................. 56,616.195
Total Shares Voted....................... 1,464,848.443

5.5 Issuance Of Senior Securities

Affirmative.............................. 1,401,110.608
Against.................................. 7,121.640
Abstain.................................. 56,616.195
Page 199
Total Shares Voted....................... 1,464,848.443

5.6 Loans

Affirmative.............................. 1,376,805.246
Against.................................. 31,427.002
Abstain.................................. 56,616.195
Total Shares Voted....................... 1,464,848.443

5.7 Real Estate

Affirmative.............................. 1,399,410.933
Against.................................. 7,121.640
Abstain.................................. 58,315.870
Total Shares Voted....................... 1,464,848.443

Underwriting

Affirmative.............................. 1,365,723.362
Against.................................. 7,121.640
Abstain.................................. 92,003.441
Total Shares Voted....................... 1,464,848.443

6. To elect the following as Trustees:
Robert P. Condon

Affirmative.......................... 1,460,191.332
Withhold............................. 4,657.111
Total Shares Voted................... 1,464,848.443

Dr. Judith L. Craven

Affirmative.......................... 1,446,712.905
Withhold............................. 18,135.538
Total Shares Voted................... 1,464,848.443

William F. Devin

Affirmative.......................... 1,446,712.905
Withhold............................. 18,135.538
Total Shares Voted................... 1,464,848.443

Dr. Timothy J. Ebner

Affirmative.......................... 1,446,712.905
Withhold............................. 18,135.538
Total Shares Voted................... 1,464,848.443

Judge Gustavo E. Gonzales, Jr.

Affirmative.......................... 1,446,712.905
Withhold............................. 18,135.538
Total Shares Voted................... 1,464,848.443

Dr. Norman Hackerman

Affirmative.......................... 1,446,712.905
Withhold............................. 18,135.538
Total Shares Voted................... 1,464,848.443

Peter A. Harbeck

Affirmative.......................... 1,460,191.332
Withhold............................. 4,657.111
Total Shares Voted................... 1,464,848.443
Page 200

Dr. John Wm. Lancaster

Affirmative.......................... 1,455,602.208
Withhold............................. 9,246.235
Total Shares Voted................... 1,464,848.443

86
Kenneth J. Lavery

Affirmative.......................... 1,460,191.332
Withhold............................. 4,657.111
Total Shares Voted................... 1,464,848.443

Ben H. Love

Affirmative.......................... 1,460,191.332
Withhold............................. 4,657.111
Total Shares Voted................... 1,464,848.443

Dr. John E. Maupin, Jr.

Affirmative.......................... 1,442,123.780
Withhold............................. 22,724.663
Total Shares Voted................... 1,464,848.443

Dr. F. Robert Paulsen

Affirmative.......................... 1,460,191.332
Withhold............................. 4,657.111
Total Shares Voted................... 1,464,848.443

Variable Product Series II: Core Bond Fund
1. To approve the Investment Advisory Agreement between VALIC and NAFV II with respect to the Funds.

Affirmative.............................. 977,876.801
Against.................................. .000
Abstain.................................. 128,247.001
Total Shares Voted....................... 1,106,123.802

2. To Approve The Investment Sub-Advisory Agreement Between VALIC And American General Investment Management, L.P. As Sub-Adviser.

Affirmative.............................. 977,876.801
Against.................................. .000
Abstain.................................. 128,247.001
Total Shares Voted....................... 1,106,123.802

4. To Approve The Investment Sub-Advisory Agreement Between VALIC And
AIG
Global Investment Corp. As Sub-Adviser.

Affirmative.............................. 977,876.801
Against..................................
Abstain.................................. 128,247.001
Total Shares Voted....................... 1,106,123.802

5. To Approve Amended Fundamental Investment Restrictions Generally To:
(A)
Delete Restrictions That Are No Longer Required To Be Fundamental Due To Changes In Laws Or Which Otherwise Need Not Be Fundamental; And (B) To Standardize The Language Of Those Restrictions That Are Still Required To
Be Fundamental.
5.1 Borrowing

Affirmative.............................. 932,713.843
Against.................................. .000
Abstain.................................. 173,409.959
Total Shares Voted....................... 1,106,123.802

5.2 Commodities
Page 202

Affirmative.............................. 932,713.843
Against.................................. .000
Abstain.................................. 173,409.959
Total Shares Voted....................... 1,106,123.802

5.3 Concentration

Affirmative.............................. 932,713.843
Against.................................. .000
Abstain.................................. 173,409.959
Total Shares Voted....................... 1,106,123.802

5.4 Diversification

Affirmative.............................. 932,713.843
Against.................................. .000
Abstain.................................. 173,409.959
Total Shares Voted....................... 1,106,123.802

5.5 Issuance Of Senior Securities

Affirmative.............................. 932,713.843
Against.................................. .000
Abstain.................................. 173,409.959
Total Shares Voted....................... 1,106,123.802

5.6 Loans

Affirmative.............................. 932,713.843
Against.................................. .000
Abstain.................................. 173,409.959
Total Shares Voted....................... 1,106,123.802

5.7 Real Estate

Affirmative.............................. 932,713.843
Against.................................. .000
Abstain.................................. 173,409.959
Total Shares Voted....................... 1,106,123.802

Underwriting

Affirmative.............................. 932,713.843
Against.................................. .000
Abstain.................................. 173,409.959
Total Shares Voted....................... 1,106,123.802

6. To Elect The Following As Trustees:
Robert P. Condon

Affirmative.......................... 932,713.843
Withhold............................. 173,409.959
Total Shares Voted................... 1,106,123.802

Dr. Judith L. Craven

Affirmative.......................... 932,713.843
Withhold............................. 173,409.959
Total Shares Voted................... 1,106,123.802

William F. Devin

Affirmative.......................... 932,713.843
Withhold............................. 173,409.959
Total Shares Voted................... 1,106,123.802

Page 204

87
Dr. Timothy J. Ebner

Affirmative.......................... 932,713.843
Withhold............................. 173,409.959
Total Shares Voted................... 1,106,123.802

Judge Gustavo E. Gonzales, Jr.

Affirmative.......................... 932,713.843
Withhold............................. 173,409.959
Total Shares Voted................... 1,106,123.802

Dr. Norman Hackerman

Affirmative.......................... 932,713.843
Withhold............................. 173,409.959
Total Shares Voted................... 1,106,123.802

Peter A. Harbeck

Affirmative.......................... 932,713.843
Withhold............................. 173,409.959
Total Shares Voted................... 1,106,123.802

Dr. John Wm. Lancaster

Affirmative.......................... 932,713.843
Withhold............................. 173,409.959
Total Shares Voted................... 1,106,123.802

Kenneth J. Lavery

Affirmative.......................... 932,713.843
Withhold............................. 173,409.959
Total Shares Voted................... 1,106,123.802

Ben H. Love

Affirmative.......................... 932,713.843
Withhold............................. 173,409.959
Total Shares Voted................... 1,106,123.802

Dr. John E. Maupin, Jr.

Affirmative.......................... 932,713.843
Withhold............................. 173,409.959
Total Shares Voted................... 1,106,123.802

Dr. F. Robert Paulsen

Affirmative.......................... 932,713.843
Withhold............................. 173,409.959
Total Shares Voted................... 1,106,123.802

Variable Product Series II: Money Market II Fund
1. To approve the Investment Advisory Agreement between VALIC and NAFV II with respect to the Funds.

Affirmative............................. 58,320,916.363
Against................................. .000
Abstain................................. .000
Page 205
TOTAL SHARES VOTED...................... 58,320,916.363

3. To approve the Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp. as sub-adviser.

Affirmative............................. 58,320,916.363
Against................................. .000
Abstain................................. .000
TOTAL SHARES VOTED...................... 58,320,916.363

5. To approve amended fundamental investment restrictions generally to:
(a)
delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and (b) to standardize the language of those restrictions that are still required to be fundamental.
5.1Borrowing

Affirmative............................. 53,848,663.361
Against................................. 254,534.061
Abstain................................. 4,217,718.941
TOTAL SHARES VOTED...................... 58,320,916.363

5.2 Commodities

Affirmative............................. 52,206,982.615
Against................................. 254,534.061
Abstain................................. 5,859,399.687
TOTAL SHARES VOTED...................... 58,320,916.363

5.3 Concentration

Affirmative............................. 53,848,663.361
Against................................. 254,534.061
Abstain................................. 4,217,718.941
TOTAL SHARES VOTED...................... 58,320,916.363

5.4 Diversification

Affirmative............................. 54,103,197.422
Against................................. .000
Abstain................................. 4,217,718.941
TOTAL SHARES VOTED...................... 58,320,916.363

5.5 Issuance of Senior Securities

Affirmative............................. 54,103,197.422
Against................................. .000
Abstain................................. 4,217,718.941
TOTAL SHARES VOTED...................... 58,320,916.363

5.6 Loans

Affirmative............................. 54,103,197.422
Against................................. .000
Abstain................................. 4,217,718.941
TOTAL SHARES VOTED...................... 58,320,916.363

5.7 Real Estate

Affirmative............................. 54,103,197.422
Against................................. .000
Abstain................................. 4,217,718.941
TOTAL SHARES VOTED...................... 58,320,916.363

Underwriting

Page 206
Affirmative............................. 52,461,516.676
Against................................. .000
Abstain................................. 5,859,399.687
TOTAL SHARES VOTED...................... 58,320,916.363

88
6. To elect the following as Trustees:
Robert P. Condon

Affirmative......................... 58,320,916.363
Withhold............................ .000
TOTAL SHARES VOTED.................. 58,320,916.363

Dr. Judith L. Craven

Affirmative......................... 58,320,916.363
Withhold............................ .000
TOTAL SHARES VOTED.................. 58,320,916.363

William F. Devin

Affirmative......................... 58,320,916.363
Withhold............................ .000
TOTAL SHARES VOTED.................. 58,320,916.363

Dr. Timothy J. Ebner

Affirmative......................... 58,320,916.363
Withhold............................ .000
TOTAL SHARES VOTED.................. 58,320,916.363

Judge Gustavo E. Gonzales, Jr.

Affirmative......................... 58,320,916.363
Withhold............................ .000
TOTAL SHARES VOTED.................. 58,320,916.363

Dr. Norman Hackerman

Affirmative......................... 58,320,916.363
Withhold............................ .000
TOTAL SHARES VOTED.................. 58,320,916.363

Peter A. Harbeck

Affirmative......................... 58,320,916.363
Withhold............................ .000
TOTAL SHARES VOTED.................. 58,320,916.363

Dr. John Wm. Lancaster

Affirmative......................... 58,320,916.363
Withhold............................ .000
TOTAL SHARES VOTED.................. 58,320,916.363

Kenneth J. Lavery

Affirmative......................... 58,320,916.363
Withhold............................ .000
TOTAL SHARES VOTED.................. 58,320,916.363

Ben H. Love

Affirmative......................... 58,320,916.363
Withhold............................ .000
TOTAL SHARES VOTED.................. 58,320,916.363

Dr. John E. Maupin, Jr.

Page 208
Affirmative......................... 58,320,916.363
Withhold............................ .000
TOTAL SHARES VOTED.................. 58,320,916.363

Dr. F. Robert Paulsen

Affirmative......................... 58,320,916.363
Withhold............................ .000
TOTAL SHARES VOTED.................. 58,320,916.363

Variable Product Series II: Aggressive Growth Lifestyle Fund
1. To approve the Investment Advisory Agreement between VALIC and NAFV II with respect to the Funds.

Affirmative.............................. 1,758,570.833
Against.................................. .000
Abstain.................................. 304,232.570
Total shares voted....................... 2,062,803.403

4. To approve the Investment Sub-Advisory Agreement between VALIC and
AIG
Global Investment Corp. as sub-adviser.

Affirmative.............................. 1,758,570.833
Against.................................. .000
Abstain.................................. 304,232.570
Total shares voted....................... 2,062,803.403

5. To approve amended fundamental investment restrictions generally to:
(a)
delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and (b) to standardize the language of those restrictions that are still required to be fundamental.
5.1Borrowing

Affirmative.............................. 1,758,570.833
Against.................................. .000
Abstain.................................. 304,232.570
Total shares voted....................... 2,062,803.403

5.2 Commodities

Affirmative.............................. 1,581,035.131
Against.................................. 177,535.702
Abstain.................................. 304,232.570
Total shares voted....................... 2,062,803.403

5.3 Concentration

Affirmative.............................. 1,758,570.833
Against.................................. .000
Abstain.................................. 304,232.570
Total shares voted....................... 2,062,803.403

5.4Diversification

Affirmative.............................. 1,758,570.833
Against.................................. .000
Abstain.................................. 304,232.570
Total shares voted....................... 2,062,803.403

5.5 Issuance of Senior Securities

Affirmative.............................. 1,758,570.833
Against.................................. .000
Page 209
Abstain.................................. 304,232.570
Total shares voted....................... 2,062,803.403

89
5.6 Loans

Affirmative.............................. 1,581,035.131
Against.................................. 177,535.702
Abstain.................................. 304,232.570
Total shares voted....................... 2,062,803.403

5.7 Real Estate

Affirmative.............................. 1,581,035.131
Against.................................. 177,535.702
Abstain.................................. 304,232.570
Total shares voted....................... 2,062,803.403

Underwriting

Affirmative.............................. 1,581,035.131
Against.................................. 177,535.702
Abstain.................................. 304,232.570
Total shares voted....................... 2,062,803.403

6. To elect the following as Trustees:
Robert P. Condon

Affirmative.......................... 2,062,803.403
Withhold............................. .000
Total shares voted................... 2,062,803.403

Dr. Judith L. Craven

Affirmative.......................... 2,062,803.403
Withhold............................. .000
Total shares voted................... 2,062,803.403

William F. Devin

Affirmative.......................... 2,062,803.403
Withhold............................. .000
Total shares voted................... 2,062,803.403

Dr. Timothy J. Ebner

Affirmative.......................... 2,062,803.403
Withhold............................. .000
Total shares voted................... 2,062,803.403

Judge Gustavo E. Gonzales, Jr.

Affirmative.......................... 2,062,803.403
Withhold............................. .000
Total shares voted................... 2,062,803.403

Dr. Norman Hackerman

Affirmative.......................... 2,062,803.403
Withhold............................. .000
Total shares voted................... 2,062,803.403

Peter A. Harbeck

Affirmative.......................... 2,062,803.403
Withhold............................. .000
Total shares voted................... 2,062,803.403
Page 211

Dr. John Wm. Lancaster

Affirmative.......................... 2,062,803.403
Withhold............................. .000
Total shares voted................... 2,062,803.403

Kenneth J. Lavery

Affirmative.......................... 2,062,803.403
Withhold............................. .000
Total shares voted................... 2,062,803.403

Ben H. Love

Affirmative.......................... 2,062,803.403
Withhold............................. .000
Total shares voted................... 2,062,803.403

Dr. John E. Maupin, Jr.

Affirmative.......................... 2,062,803.403
Withhold............................. .000
Total shares voted................... 2,062,803.403

Dr. F. Robert Paulsen

Affirmative.......................... 2,062,803.403
Withhold............................. .000
Total shares voted................... 2,062,803.403

Variable Product Series II: Moderate Growth Lifestyle Fund
1. To approve the Investment Advisory Agreement between VALIC and NAFV II with respect to the Funds.

Affirmative.............................. 2,865,556.317
Against.................................. .000
Abstain.................................. 295,808.271
Total Shares Voted....................... 3,161,364.588

4. To Approve The Investment Sub-Advisory Agreement Between VALIC And
AIG
Global Investment Corp. As Sub-Adviser.

Affirmative.............................. 2,865,556.317
Against.................................. .000
Abstain.................................. 295,808.271
Total Shares Voted....................... 3,161,364.588

5. To Approve Amended Fundamental Investment Restrictions Generally To:
(A)
Delete Restrictions That Are No Longer Required To Be Fundamental Due To Changes In Laws Or Which Otherwise Need Not Be Fundamental; And (B) To Standardize The Language Of Those Restrictions That Are Still Required To
Be Fundamental.
5.1 Borrowing

Affirmative.............................. 2,882,197.259
Against.................................. .000
Abstain.................................. 279,167.329
Total Shares Voted....................... 3,161,364.588

5.2 Commodities

Affirmative.............................. 2,882,197.259
Against.................................. .000
Page 212
Abstain.................................. 279,167.329
Total Shares Voted....................... 3,161,364.588

5.3 Concentration

Affirmative.............................. 2,882,197.259
Against.................................. .000
Abstain.................................. 279,167.329
Total Shares Voted....................... 3,161,364.588

90
5.4 Diversification

Affirmative.............................. 2,882,197.259
Against.................................. .000
Abstain.................................. 279,167.329
Total Shares Voted....................... 3,161,364.588

5.5 Issuance Of Senior Securities

Affirmative.............................. 2,882,197.259
Against.................................. .000
Abstain.................................. 279,167.329
Total Shares Voted....................... 3,161,364.588

5.6 Loans

Affirmative.............................. 2,882,197.259
Against.................................. .000
Abstain.................................. 279,167.329
Total Shares Voted....................... 3,161,364.588

5.7 Real Estate

Affirmative.............................. 2,882,197.259
Against.................................. .000
Abstain.................................. 279,167.329
Total Shares Voted....................... 3,161,364.588

Underwriting

Affirmative.............................. 2,882,197.259
Against.................................. .000
Abstain.................................. 279,167.329
Total Shares Voted....................... 3,161,364.588

6. To elect the following as Trustees:
Robert P. Condon

Affirmative.......................... 3,161,364.588
Withhold............................. .000
Total Shares Voted................... 3,161,364.588

Dr. Judith L. Craven

Affirmative.......................... 3,161,364.588
Withhold............................. .000
Total Shares Voted................... 3,161,364.588

William F. Devin

Affirmative.......................... 3,161,364.588
Withhold............................. .000
Total Shares Voted................... 3,161,364.588

Dr. Timothy J. Ebner

Affirmative.......................... 3,161,364.588
Withhold............................. .000
Total Shares Voted................... 3,161,364.588

Judge Gustavo E. Gonzales, Jr.

Affirmative.......................... 3,161,364.588
Page 214
Withhold............................. .000
Total Shares Voted................... 3,161,364.588

Dr. Norman Hackerman

Affirmative.......................... 3,161,364.588
Withhold............................. .000
Total Shares Voted................... 3,161,364.588

Peter A. Harbeck

Affirmative.......................... 3,161,364.588
Withhold............................. .000
Total Shares Voted................... 3,161,364.588

Dr. John Wm. Lancaster

Affirmative.......................... 3,161,364.588
Withhold............................. .000
Total Shares Voted................... 3,161,364.588

Kenneth J. Lavery

Affirmative.......................... 3,161,364.588
Withhold............................. .000
Total Shares Voted................... 3,161,364.588

Ben H. Love

Affirmative.......................... 3,161,364.588
Withhold............................. .000
Total Shares Voted................... 3,161,364.588

Dr. John E. Maupin, Jr.

Affirmative.......................... 3,161,364.588
Withhold............................. .000
Total Shares Voted................... 3,161,364.588

Dr. F. Robert Paulsen

Affirmative.......................... 3,161,364.588
Withhold............................. .000
Total Shares Voted................... 3,161,364.588

Variable Product Series II: Conservative Growth Lifestyle Fund
1. To approve the Investment Advisory Agreement between VALIC and NAFV II with respect to the Funds.

Affirmative.............................. 1,887,108.628
Against.................................. .000
Abstain.................................. 13,264.348
Total Shares Voted....................... 1,900,372.976

4. To Approve The Investment Sub-Advisory Agreement Between VALIC And
AIG
Global Investment Corp. As Sub-Adviser.

Affirmative.............................. 1,887,108.628
Against.................................. .000
Abstain.................................. 13,264.348
Total Shares Voted....................... 1,900,372.976

5. To Approve Amended Fundamental Investment Restrictions Generally To:
(A)
Delete Restrictions That Are No Longer Required To Be Fundamental Due To
Page 215
Changes In Laws Or Which Otherwise Need Not Be Fundamental; And (B) To Standardize The Language Of Those Restrictions That Are Still Required To
Be Fundamental.
91
5.1 Borrowing

Affirmative.............................. 1,865,481.974
Against.................................. 34,425.198
Abstain.................................. 465.804
Total Shares Voted....................... 1,900,372.976

5.2 Commodities

Affirmative.............................. 1,899,397.005
Against.................................. 510.167
Abstain.................................. 465.804
Total Shares Voted....................... 1,900,372.976

5.3 Concentration

Affirmative.............................. 1,865,481.974
Against.................................. 34,425.198
Abstain.................................. 465.804
Total Shares Voted....................... 1,900,372.976

5.4 Diversification

Affirmative.............................. 1,899,397.005
Against.................................. 510.167
Abstain.................................. 465.804
Total Shares Voted....................... 1,900,372.976

5.5 Issuance Of Senior Securities

Affirmative.............................. 1,899,397.005
Against.................................. 510.167
Abstain.................................. 465.804
Total Shares Voted....................... 1,900,372.976

5.6 Loans

Affirmative.............................. 1,899,397.005
Against.................................. 510.167
Abstain.................................. 465.804
Total Shares Voted....................... 1,900,372.976

5.7 Real Estate

Affirmative.............................. 1,899,397.005
Against.................................. 510.167
Abstain.................................. 465.
Total Shares Voted....................... 1,900,372.976

Underwriting

Affirmative.............................. 1,899,397.005
Against.................................. 510.167
Abstain.................................. 465.804
Total Shares Voted....................... 1,900,372.976

6. To elect the following as Trustees:
Robert P. Condon

Affirmative.......................... 1,900,372.976
Withhold............................. .000
Total Shares Voted................... 1,900,372.976

Dr. Judith L. Craven----------------------------------------------------
Page 217

Affirmative.......................... 1,900,372.976
Withhold............................. .000
Total Shares Voted................... 1,900,372.976

William F. Devin

Affirmative.......................... 1,900,372.976
Withhold............................. .000
Total Shares Voted................... 1,900,372.976

Dr. Timothy J. Ebner

Affirmative.......................... 1,900,372.976
Withhold............................. .000
Total Shares Voted................... 1,900,372.976

Judge Gustavo E. Gonzales, Jr.

Affirmative.......................... 1,900,372.976
Withhold............................. .000
Total Shares Voted................... 1,900,372.976

Dr. Norman Hackerman

Affirmative.......................... 1,900,372.976
Withhold............................. .000
Total Shares Voted................... 1,900,372.976

Peter A. Harbeck

Affirmative.......................... 1,900,372.976
Withhold............................. .000
Total Shares Voted................... 1,900,372.976

Dr. John Wm. Lancaster

Affirmative.......................... 1,900,372.976
Withhold............................. .000
Total Shares Voted................... 1,900,372.976

Kenneth J. Lavery

Affirmative.......................... 1,900,372.976
Withhold............................. .000
Total Shares Voted................... 1,900,372.976

Ben H. Love

Affirmative.......................... 1,900,372.976
Withhold............................. .000
Total Shares Voted................... 1,900,372.976

Dr. John E. Maupin, Jr.

Affirmative.......................... 1,900,372.976
Withhold............................. .000
Total Shares Voted................... 1,900,372.976

Dr. F. Robert Paulsen

Affirmative.......................... 1,900,372.976
Withhold............................. .000
Total Shares Voted................... 1,900,372.976